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                                                                 EXHIBIT 10.17


                         WESTERN MULTIPLEX CORPORATION
               2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

          Western Multiplex Corporation, a Delaware corporation (the "Company"), hereby formulates and adopts the following Stock Option Plan (the "Plan") for non-employee directors of the Company.

          1.   Purpose.  The purpose of the Plan is to secure for the Company
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the benefits of the additional incentive inherent in the ownership of Class A
Common Stock, par value $.01 per share, of the Company ("Common Stock") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

          2.   Administration.
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          (a)  The Plan is intended to be a self-governing formula plan.  To this end, the Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Plan. To the extent that questions of administration arise, if any, such questions shall be resolved by the Board of Directors of the Company (the "Board of Directors").

          (b) Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Board of Directors shall be conclusive.

          3.   Common Stock Subject to Options.
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          (a)  Subject to the adjustment provisions of Paragraph 23 below, a maximum of 1,500,000 shares of Common Stock may be made subject to options granted under the Plan (each an "Option"). If, and to the extent that, Options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new Options may be granted in respect of the shares covered by such terminated, expired or canceled Options. The granting and terms of such new Options shall comply in all respects with the provisions of the Plan.

          (b) Shares issued upon the exercise of any Option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury or both. There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Stock, shares of Common Stock held in the Company's treasury, or both, equal to the maximum number of shares which may be purchased pursuant to Options granted or that may be granted under the Plan.

          4.   Individuals Eligible.  Only directors of the Company who are not
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employees of the Company or any affiliate of the Company ("Outside Directors")
shall participate in the Plan.
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          5.   Grant of Options.  A director receiving an Option pursuant to the
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Plan is hereinafter referred to as an "Optionee."

          (a) Each person who first becomes elected an Outside Director after the effective date of this Plan shall receive an Option to purchase 100,000 shares of Common Stock on the date of their initial election as an Outside Director (the "Initial Grant").

          (b) Each such Outside Director who continues to serve on the Board of Directors on the third anniversary of his or her Initial Grant shall, and triennially thereafter, receive an Option to purchase an additional 15,000 shares of Common Stock (the "Triennial Grant").

          6.   Type of Options.  All Options granted under the Plan shall be
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"nonqualified" stock options, subject to the provisions of section 83 of the
Internal Revenue Code of 1986, as amended (the "Code").

          7.   Form of Agreements with Optionees.  Each Option granted pursuant
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to the Plan shall be evidenced by a written option agreement (an "Option
Agreement") and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Board of Directors shall provide for in such Option Agreement.

          8.   Price.
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          (a)  The exercise price per share of Common Stock purchasable under all other Options granted pursuant to the Plan shall be the Fair Market Value (as defined below) of a share of Common Stock on the date the Option is granted; provided, however, with respect to the Initial Grants made as of June 8, 2000,
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the exercise price per share shall be $8.50.  For purposes of the Plan, "Fair
Market Value" of a share of Common Stock as of any grant date shall mean, on a given date, the arithmetic mean of the high and low prices of the shares as reported on such date on the Composite Tape of the principal national securities exchange on which such shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such shares are listed or admitted to trading, or, if the shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the shares are regularly quoted, the Fair Market Value shall be the value established by the Board of Directors in good faith. If no sale of shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the shares have been so reported or quoted shall be used.


          9.   Vesting of Options.  Each Option granted to an Optionee
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hereunder, whether pursuant to the Initial Grant or the Triennial Grant, shall vest and become exercisable with respect to one-third of the shares of Common Stock immediately upon the date of grant.
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Thereafter, the Option shall vest with respect to one-third of the shares of
Common Stock on each of the first and second anniversaries of the date of grant; provided that the Optionee continues in the service of the Company as an Outside Director on each such anniversary.

          10.  Duration of Options.  Notwithstanding any provision of the Plan
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to the contrary, the vested, but unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (a) The expiration of ten years from the date on which such Option was granted;

          (b) The expiration of 90 days from the date the Optionee's service as an Outside Director terminates for any reason, other than death or Disability;

          (c) The expiration of one year from the date the Optionee's service as an Outside Director terminates by reason of death or Permanent Disability. For the purposes of this Plan, "Permanent Disability" shall mean the inability of an Optionee to perform in all material respects his or her duties and responsibilities to the Company, or any subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Board of Directors may reasonably determine in good faith. The Permanent Disability determination shall be in the sole discretion of the Board of Directors and the Optionee (or his representative) shall furnish the Board of Directors with medical evidence documenting the Optionee's disability or infirmity which is satisfactory to the Board of Directors.

          11.  Exercise of Options.
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          (a)  No shares shall be delivered pursuant to any exercise of an
Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent or
(i) by exchanging shares of Common Stock owned by the Optionee (which are not the subject of any pledge or other security interest and which have been owned by such Optionee for at least 6 months), (ii) subject to such rules as may be established by the Board of Directors, through delivery of irrevocable instructions to a broker to sell the shares deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, (iii) with the consent of the Board of Directors in its sole discretion, by the promissory note and agreement of an Optionee providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the security, if any therefor) as the Board of Directors may determine, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such shares of Common Stock so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.
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          (b)  Wherever in this Plan or any Option Agreement an Optionee is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Common Stock (which shares must be shares that have been held by the Outside Director for at least six months), the Optionee may, subject to procedures satisfactory to the Board of Directors, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Common Stock, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of shares of Common Stock from the shares of Common Stock acquired by the exercise of the Option.

          12.  Nontransferability of Options; Restrictions on Transfer of Common
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Stock.
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          (a)  Each Option, and each right under any Option, shall be exercisable only by the Optionee during the Optionee's lifetime, or, if permissible under applicable law, by the Optionee's legal guardian or representative.

          (b) No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by an Optionee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (c) Each Optionee shall be subject to the terms and conditions of a stockholder's agreement, which terms and conditions include, without limitation, underwriter restrictions, piggyback registration rights, tagalong rights and dragalong rights.

          13.  Share Certificates.  All certificates for shares of Common Stock
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or other securities of the Company or any of its affiliates delivered under the
Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board of Directors may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock or other securities are then listed, and any applicable Federal or state laws, and the Board of Directors may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          14.  No Limit on Other Compensation Arrangements.  Nothing contained
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in the Plan shall prevent the Company or any of its affiliates from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares of Common Stock and other types of compensatory awards (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          15.  No Right to Continued Director Status. The grant of an Option
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shall not be construed as giving an Optionee the right to continue to serve as an Outside Director or otherwise be retained in the employ of, or in any consulting relationship to, the Company or any of its affiliates. Further, the Company or its
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affiliates may at any time dismiss an Optionee from such director status or employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

          16.  No Rights as Stockholder.  Subject to the provisions of the
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applicable Option Agreement, no Optionee or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any shares of Common Stock or other securities to be distributed under the Plan until he or she has become the holder of such shares or other securities.

          17.  Governing Law.  The validity, construction and effect of the Plan
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and any rules and regulations relating to the Plan and any Option Agreement shall be determined in accordance with the laws of the State of New York.

          18.  Severability.  If any provision of the Plan or any Option is or
               ------------
becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person, entity or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board of Directors, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board of Directors, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person, entity or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

          19.  Other Laws.  The Board of Directors may refuse to issue or
               ----------
transfer any shares of Common Stock or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such shares of Common Stock or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under
Section 16(b) of the Securities Exchange Act of 1934, and any payment tendered to the Company by an Optionee, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Optionee, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Board of Directors in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

          20.  No Trust or Fund Created.  Neither the Plan nor any Option shall
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create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its affiliates and an Optionee or any other person or entity. To the extent that any person acquires a right to receive payments from the Company or any of its affiliates pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any of its affiliates.

          21.  No Fractional Shares.  No fractional shares shall be issued or
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delivered pursuant to the Plan or any Option, and the Board of Directors shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of
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Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          22.  Headings.  Headings are given to the sections and subsections of
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the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          23.  Adjustment Upon Changes in Capitalization, etc.  In the event
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that the Board of Directors determines that any dividend or other distribution
(whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Board of Directors in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option which shall equal the excess, if any, of the Fair Market Value of the shares of Common Stock subject to the Option over the aggregate exercise price of the Option.

          24.  Purchase for Investment.  Whether or not the Options and shares
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covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

          25.  Amendment/Termination.  The Plan may be terminated or amended at
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any time by the Board of Directors; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements and (ii) no such termination or amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided that no termination or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to any Option previously granted under the Plan.
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          26.  Withholding.  An Optionee may be required to pay to the Company
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and the Company shall have the right and is hereby authorized to withhold from the settlement of any Option granted hereunder or from any compensation or other amount owing to an Optionee the amount (in cash, shares of Common Stock, other securities, or other property) of any applicable withholding taxes in respect of an Option or its exercise and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

          27.  Term of the Plan.
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               (a)  Effective Date.  The Plan shall be effective as of May 12,
2000 (the date of its approval by the Board).

               (b) Expiration Date. No Option shall be granted under the Plan after May 12, 2010 (the tenth anniversary of the date the Plan is approved by the Board). Unless otherwise expressly provided in the Plan or in an applicable Option Agreement, the Board of Directors has the authority to amend, alter, adjust, suspend, discontinue, or terminate the Plan or any Option, or to waive any conditions or rights under the Plan or any such Option.